SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 13, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-7)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2002-7. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2002-7 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2002-7 REMIC Pass-Through Certificates.

     On June 28, 2002, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before June 1, 2002) as of June 1, 2002 of $292,614,472.40. The mortgage loans that have original maturites of at least 20 years but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before June 1, 2002) as of June 1, 2002 of $216,377,750.06. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before June 1, 2002) as of June 1, 2002 of $76,236,722.34. Information below is provided with respect to all mortgage loans expected to be included in the mortgage loan pool.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of June 1, 2002 were 454 and 159, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of June 1, 2002 were 7.057% and 6.638%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of June 1, 2002 were
357.25 months and 176.18 months, respectively. All mortgage loans have original maturities of at least 10 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to April 1, 2001 or after June 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of June 1, 2002 were 359.40 months and 178.80 months, respectively.

     None of the pool I mortgage loans and the pool II mortgage loans have a scheduled maturity later than June 1, 2032 and June 1, 2017, respectively. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $40,000 and $23,400, respectively, nor more than $1,360,000 and $1,000,000, respectively. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $2,925,817 and $562,619, respectively, as of June 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of June 1, 2002 were 66.1% and 57.6%, respectively. No more than $4,039,907 and $1,499,423, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 94%(2) and 93%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72082).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 97% and 94%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 3% and 6%, respectively of the pool I mortgage loans and the pool II mortgage loans will be mortgage loans originated using a loan underwriting policy which, among other things, requires verification of employment and June require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 60% and 80%, respectively, of the pool I mortgage loans and the pool II mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans for which additional collateral was pledged, taken as a group:

     1.   the number of such pool I mortgage loans is 3;

     2. such pool I mortgage loans have an aggregate scheduled principal balance of $1,226,164;

     3. the weighted average loan-to-value ratio of such pool I mortgage loans, taking into account the loanable value of the pledged additional collateral, is 78.01%; and

     4. the weighted average loan-to-value ratio of such pool I mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 92.10%.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.500%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $207,922,581 and $8,455,169, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 7.078% and 6.522%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.36 months and 354.68 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 6.000%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $75,735,235 and $501,488, respectively. The weighted average interest rates of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 6.642% and 6.119%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 176.19 months and 173.49 months, respectively.

      The following tables set forth information regarding the mortgage loans as of June 1, 2002.


                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 68                         $ 30,020,339

2002                                386                          186,357,411


Total                               454                         $216,377,750
                                    ===                         ============


                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2001                                 17                          $ 8,460,924

2002                                142                           67,775,798


Total                               159                          $76,236,722
                                    ===                          ===========

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     364                         $172,458,938

Multi-family Dwellings*              11                            5,828,308

Townhouses                            7                            2,728,599

Condominium Units (one to four       10                            4,799,678
stories high)

Condominium Units (over four         11                            5,656,249
stories high)

Cooperative Units                    51                           24,905,978


Total                               454                         $216,377,750
                                    ===                         ============

-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     133                          $64,153,169

Townhouses                            3                            1,601,226

Condominium Units (one to four        4                            1,470,983
stories high)

Condominium Units (over four          8                            3,714,374
stories high)

Cooperative Units                    11                            5,296,970


Total                               159                          $76,236,722
                                    ===                          ===========

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            443                         $210,549,442

2-family                             11                            5,828,308


Total                               454                         $216,377,750
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            159                          $76,236,722


Total                               159                          $76,236,722
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    4                         $    301,709
$150,000 through $199,999             1                              164,177
$200,000 through $299,999             1                              208,430
$300,000 through $349,999            60                           19,888,256
$350,000 through $399,999           103                           38,963,151
$400,000 through $449,999            68                           29,180,854
$450,000 through $499,999            74                           35,471,500
$500,000 through $549,999            36                           19,087,384
$550,000 through $599,999            24                           13,919,488
$600,000 through $649,999            26                           16,581,275
$650,000 through $699,999            35                           24,099,723
$700,000 through $749,999             9                            6,370,996
$750,000 through $799,999             1                              780,776
$800,000 through $849,999             3                            2,472,048
$850,000 through $899,999             3                            2,616,156
$900,000 through $949,999             1                              919,257
$950,000 through $999,999             4                            3,992,570
$1,000,000 and over                   1                            1,360,000


Total                               454                         $216,377,750
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    3                         $    276,978
$150,000 through $299,999             2                              330,229
$300,000 through $349,999            20                            6,559,319
$350,000 through $399,999            29                           11,134,022
$400,000 through $449,999            19                            8,104,359
$450,000 through $499,999            30                           14,297,753
$500,000 through $549,999            24                           12,537,069
$550,000 through $599,999             9                            5,111,420
$600,000 through $649,999             8                            5,013,434
$650,000 through $699,999             3                            2,063,157
$700,000 through $799,999             3                            2,359,118
$800,000 through $849,999             1                              827,353
$850,000 through $899,999             1                              865,347
$900,000 through $949,999             2                            1,859,348
$950,000 and over                     5                            4,897,816


Total                               159                          $76,236,722
                                    ===                          ===========

              DISTRIBUTION OF GROUP I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

5.875% - 6.000%                       1                         $    323,866

6.001% - 6.500%                      11                            4,322,516

6.501% - 7.000%                     240                          112,449,296

7.001% - 7.500%                     195                           96,054,809

7.501% - 7.750%                       7                            3,227,263


Total                               454                         $216,377,750
                                    ===                         ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.000%                                1                          $    22,825

6.001% - 6.500%                      62                           29,818,986

6.501% - 7.000%                      94                           45,541,998

7.001% - 7.250%                       2                              852,913


Total                               159                          $76,236,722
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                    166                         $ 83,058,095

65.001% - 75.000%                   144                           66,716,623

75.001% - 80.000%                   136                           63,677,215

85.001% - 90.000%                     7                            2,717,387

90.001% - 95.000%                     1                              208,430


Total                               454                         $216,377,750
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and below                     96                          $47,273,782

65.001% - 75.000%                    36                           17,469,380

75.001% - 80.000%                    25                           10,930,942

80.001% - 85.000%                     1                              140,982

85.001% - 90.000%                     1                              421,636


Total                               159                          $76,236,722
                                    ===                          ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,200,438
Arizona                               5                            2,943,412
Arkansas                              2                              707,420
California                          101                           48,905,650
Colorado                              7                            3,443,198
Connecticut                           8                            3,445,898
District of Columbia                  3                            1,344,751
Florida                              10                            5,526,892
Georgia                              16                            6,755,734
Hawaii                                1                              499,157
Idaho                                 1                              360,666
Illinois                             13                            5,851,126
Louisiana                             1                              329,330
Maine                                 1                              449,666
Maryland                             13                            5,120,338
Massachusetts                        21                           10,756,322
Michigan                              2                              804,560
Minnesota                             3                            1,154,342
Missouri                             10                            4,723,558
Nevada                                2                              941,729
New Hampshire                         1                              479,587
New Jersey                           14                            6,121,076
New Mexico                            3                            1,706,146
New York                            142                           68,955,847
North Carolina                       15                            7,233,253
Ohio                                  1                              472,982
Oregon                                2                            1,015,740
Pennsylvania                          1                              375,351
South Carolina                       11                            5,793,727
Tennessee                             5                            1,955,661
Texas                                 6                            2,467,565
Utah                                  2                              784,091
Virginia                             19                            9,147,931
Washington                            6                            3,120,606
Wyoming                               1                              484,000


Total                               454                         $216,377,750
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                          $ 1,405,404
Arizona                               2                              845,058
California                           31                           15,061,206
Colorado                              3                            1,426,200
Connecticut                           4                            1,674,818
Delaware                              1                              503,650
District of Columbia                  1                              479,233
Florida                               5                            2,598,330
Georgia                               4                            2,043,832
Hawaii                                1                              463,399
Illinois                              4                            1,647,624
Louisiana                             4                            1,477,395
Maryland                              2                              710,217
Massachusetts                         4                            2,440,543
Michigan                              2                            1,007,063
Minnesota                             1                              531,935
Missouri                              1                              448,549
Nevada                                2                            1,137,062
New Jersey                           13                            6,482,364
New York                             47                           23,124,707
North Carolina                        5                            2,473,597
Ohio                                  1                              466,379
Pennsylvania                          1                              539,095
Tennessee                             1                              420,839
Texas                                 5                            2,364,650
Virginia                              8                            3,321,847
Washington                            3                            1,141,726


Total                               159                          $76,236,722
                                    ===                          ===========

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: June 13, 2002